                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 22, 1999



Commission    Registrant; State of Incorporation;       IRS Employer
File Number       Address; and Telephone Number       Identification No.
- -----------   -------------------------------------   ------------------

1-11375        UNICOM CORPORATION                         36-3961038
               (an Illinois corporation)
               37th Floor, 10 South Dearborn Street
               Post Office Box A-3005
               Chicago, Illinois 60690-3005
               312/394-7399

1-1839         COMMONWEALTH EDISON COMPANY                36-0938600
               (an Illinois corporation)
               37th Floor, 10 South Dearborn Street
               Post Office Box 767
               Chicago, Illinois 60690-0767
               312/394-4321
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Item 5.   Other Events

     Merger Transaction. On September 23, 1999, Unicom Corporation ("Unicom") announced that it entered into an Agreement and Plan of Exchange and Merger, dated as of September 22, 1999 (the "Merger Agreement"), with PECO Energy Company, a Pennsylvania corporation ("PECO") and Newholdco Corporation, a Pennsylvania corporation and wholly owned subsidiary of PECO ("Newco"). The Merger Agreement provides for (a) the mandatory exchange of the outstanding common stock of PECO for common stock of Newco or cash ("Share Exchange") and
(b) the merger of Unicom with and into Newco (the "Merger" and, together with the Share Exchange, the "Merger Transaction").

     On September 23, 1999, Unicom filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing the Merger Transaction. Attached to this Current Report on Form 8-K are the following documents: (i) the Merger Agreement and (ii) the Amendment to the Rights Agreement, dated as of September 22, 1999, between Unicom and First Chicago Trust Company of New York, as Rights Agent.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not applicable.

(c)  Exhibits

          2.1 Agreement and Plan of Exchange and Merger, dated as of September 22, 1999, among Unicom, PECO and Newco.(*)

          4.1 Amendment to Rights Agreement, dated as of September 22, 1999, between Unicom and First Chicago Trust Company of New York, as Rights Agent.(+)



(*)  Applicable to Unicom and ComEd
(+)  Applicable to Unicom
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                              UNICOM CORPORATION
                                                 (Registrant)


Date: September 28, 1999             By:       John C. Bukovski
                                          ---------------------------
                                               John C. Bukovski
                                             Senior Vice President



                                          COMMONWEALTH EDISON COMPANY
                                                 (Registrant)


Date: September 28, 1999             By:       John C. Bukovski
                                          ---------------------------
                                               John C. Bukovski
                                             Senior Vice President
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                                 EXHIBIT INDEX


Exhibit
Number                           Description of Exhibit

  1.    None

  2.1 Agreement and Plan of Exchange and Merger, dated as of September 22, 1999, among Unicom, PECO and Newco.(*)

  4.1 Amendment to Rights Agreement, dated as of September 22, 1999, between Unicom and First Chicago Trust Company of New York, as Rights Agent.(+)

  16.   None

  17.   None

  20.   None

  23.   None

  24.   None

  27.   None

  99.   None


(*)  Applicable to Unicom and ComEd
(+)  Applicable to Unicom